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                                                       EXHIBIT 21

                     SUBSIDIARIES OF THE REGISTRANT


                                                 JURISDICTION OF
                                                 INCORPORATION OR
  NAME OF SUBSIDIARY                               ORGANIZATION
  ------------------                             ----------------
  Old National Bank in Evansville               United States of America

  The Merchants National Bank of Terre Haute    United States of America

  First-Citizens Bank & Trust Company           Indiana

  People's Bank & Trust Company                 Indiana

  The Rockville National Bank                   United States of America

  Clinton State Bank                            Indiana

  Gibson County Bank                            Indiana

  Security Bank & Trust Company                 Indiana

  Farmers Bank & Trust Company                  Kentucky

  The Peoples National Bank in Lawrenceville    United States of America

  First State Bank of Greenville                Kentucky

  Morganfield National Bank                     United States of America

  The First National Bank of Harrisburg         United States of America

  Security Bank & Trust Company                 Illinois

  Farmers Bank & Trust Company                  Kentucky

  United Southwest Bank                         Indiana

  Bank of Western Indiana                       Indiana

  Palmer-American National Bank of Danville     United States of America

  Dubois County Bank                            Indiana

  Orange County Bank                            United States of America

  The First National Bank of Oblong             United States of America
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  The Citizens National Bank of Tell City      United States of America

  ONB Bank                                     United States of America

  The National Bank of Carmi                   United States of America

  City National Bank                           United States of America

  Indiana Old National Insurance Company       Arizona

  Old National Realty Company, Inc.            Indiana

  Old National Service Corporation             Indiana

  Old National Trust Company                   Unites States of America

  Old National Trust Company - Illinois        United States of America

  Old National Trust Company - Kentucky        United States of America

  Consumer Acceptance Corporation              Indiana



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